UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 1, 2026

 TEAM, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (281) 331-6154
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.30 par value	TISI	New York Stock Exchange

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Vice President, Chief Accounting Officer Separation

On October 1, 2026, Team, Inc. (the “Company”) announced that Matthew Acosta will depart from his role as Vice President, Chief Accounting Officer of the Company, effective as of October 1, 2026. Mr. Acosta’s departure is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Chief Accounting Officer Appointment

Also on October 1, 2026, the Company announced that George Philip has been appointed as Chief Accounting Officer of the Company, effective as of October 2, 2026.

Mr. Philip, age 47, has served as the Company’s Corporate Controller since October 2021. From June 2021 to October 2021, Mr. Philip served as the Company’s Director of SEC reporting and Technical Accounting. Mr. Philip is a certified public accountant in the State of Texas and the State of California and is a Fellow Member of the Association of Chartered Certified Accountants.

There are no arrangements or understandings between Mr. Philip and any other person pursuant to which Mr. Philip was appointed as Chief Accounting Officer of the Company, and there are no family relationships among any of the Company’s directors or executive officers and Mr. Philip. Mr. Philip does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

In connection with the appointment of Mr. Philip as Chief Accounting Officer, the Company will enter into its standard form of indemnity agreement, a copy of which is attached as Exhibit 10.1 and incorporated by reference herein, with Mr. Philip.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit number	Description
10.1	Form of Indemnification Agreement (Filed as an Exhibit 10.2 to Team, Inc.’s Current Report on Form 8-K filed on February 9, 2018 and incorporated by reference herein).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc.

By:	/s/ James C. Webster
James C. Webster
Executive Vice President, Chief Legal Officer and Secretary
Dated: October 6, 2026